                                                               EXHIBIT 99.445.01

REVISION TO OUR AUGUST 31, 1999 PROPOSAL TO








                                                                CALIFORNIA POWER
                                                                EXCHANGE (CALPX)






                                                              September 17, 1999

[PEROT SYSTEMS LOGO]
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DISCLOSURE PROTECTION NOTICE


This proposal to the California Power Exchange (CalPX) is the property of Perot Systems and contains confidential and/or proprietary information of Perot Systems. It shall not be disclosed outside of CalPX and shall not be duplicated, used, or disclosed--in whole or in part-for any purpose other than to evaluate this proposal. CalPX's review of this material is considered acceptance of this Disclosure Protection Notice. Should this be unsatisfactory, please return this material to Perot Systems. This response and any contract subsequently awarded to Perot systems as a result of in connection with-this submission shall be subject to the agreed confidentiality, proprietary rights, and nondisclosure provisions of the resulting contract.




Perot Systems and the perotsystems logo arc trademark of Perot Systems.

All other brands, product names, and trademarks are the property of their respective owners.

Copyright (C) 1999 Perot Systems corporation, All rights reserved.

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Perot Systems Confidential     September 17, 1999                        Page ii
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California Power Exchange                                      Proposal Revision
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PROPOSAL REVISION



We submitted a proposal on August 31, 1999 to provide IT program management, applications development and computer operations services to CalPX. This revision reflects changes to our original proposal based on discussions with CalPX executives regarding the scope of services ad CalPX baseline IT budgets. Based on these discussions, we have revised our proposal to better reflect CalPX's budget plans regarding baseline IT services. Our revised proposal calls for increasing the scope of our services at CalPX to also cover applications testing and desktop support and procurement services, It also entails changes in implementation timeline, baseline staffing and baseline pricing by Perot Systems.

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Perot Systems Confidential     September 17, 1999                         Page 1
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IMPLEMENTATION TIMELINE

We propose to provide IT program management, applications development, computer operations, applications testing and desktop support and procurement services to CalPX for a period of 36 months beginning with the execution of the "Services Contract", which is expected to be around November 1, 1999, Our proposal calls for a phased transfer of CalPX IT services to Perot Systems according to the following timetable.


CALPX IT SERVICE PROVISION IMPLEMENTATION TIMELINE

MONTH       1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  TO  36
< ---------------------------------------------------------------------------  >

-    CalPX accepts the proposal
     -    Contract negotiation and due diligence review
          -    Contract is signed
               - Transition period for Program Management and Applications Development
                    -    Program Management and Application Development By PSC
                    - Study Computer Ops, Apps Testing & Desktop Support & Procurement
                         -    Transition Period for Computer Ops and Apps
                              Testing
                              -    Computer Ops, Apps Testing by PSC

                    -    Transition period for Desktop Support & Procurement

                              -    Desktop Support & Procurement by PSC




According to our proposal:

         1. CalPX and Perot Systems will start negotiation of a Services Contract immediately after the acceptance of the proposal by CalPX.

         2. We foresee contract negotiations to last about one month during which time Perot Systems will conduct a due diligence study under the existing Task Order 5 between CalPX and Perot Systems. All


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Perot Systems Confidential     September 17, 1999                         Page 2
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                  funds collected for the due diligence study will be credited against the fees to be paid by CalPX under the Services Contract if it is executed by both parties. Once signed, the Services Contract will supercede Task Order 5.

         3. We would start the transition of all program management and applications development services to Perot Systems as soon as practical after the Services Contract is signed. This transition, described in the proposal, is expected to last one month.

         4. At the end of the transition time period IT program management and IT applications development services for CalPX will be provided by Perot Systems.

         5. We will conduct a study of the computer operations, applications testing and desktop support and procurement services starting in month three and complete this study in month six. In the same time period we will conduct a series of studies as indicated in Appendix B ("Additional Projects") of the proposal. At the end of this study, either party may decide not to proceed with the transfer of computer operations services, applications testing services or desktop support and procurement services to Perot Systems. Failure to reach an agreement by both parties to transfer computer operations services, applications testing services or desktop support and procurement services, will have no bearing on the transfer of program management and applications development services to Perot Systems.

         6. Should both parties agree to transfer computer operations and applications testing services to Perot Systems, we would transition these services to Perot Systems over a one month time period starting in month six. At the end of the transition period, computer operations and applications testing services for CalPX will be provided by Perot Systems.

         7. Should both parties agree to transfer desktop support and procurement services to Perot Systems, we would transition these services to Perot Systems over a one month time period starting in January 2000. At the end of the transition period desktop support and procurement services for CalPX will be provided by Perot Systems.

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Perot Systems Confidential     September 17, 1999                         Page 3
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PRICING

Our pricing is meant to help CalPX with predictability of its IT expenditure while improving its business systems' reliability and enhancing services provided to CalPX. In short, our pricing is as follows:

  1. Subject to verification of our pricing assumptions during the due diligence period, CalPX will pay Perot Systems $770,000 per month for the services of up to 40 Perot Systems' associates and contractors who will provide program management and applications development services. This fee will be adjusted annually based on an IT Salary Index. This fee includes all travel costs to the Los Angeles area for these associates and contractors -- but does not include travel costs to locations outside the Los Angeles area on CalPX business. Services of additional Perot Systems' associates (including associates who perform the studies enumerated in Appendix B of the Proposal) will be charged on a time and material basis using Perot Systems' standard commercial rates for such resources, minus a 25% discount.

  2. Subject to verification of our pricing assumptions during the due diligence period, CalPX will pay Perot Systems $1,090,000 per month for the services of up to 60 Perot Systems' associates and contractors who will provide program management, applications development, computer operations and applications testing services. This fee will be adjusted annually based on an IT Salary Index. This payment includes all travel costs to the Los Angeles area for these associates and contractors -- but does not include travel costs to locations outside the Los Angeles area on CalPX business. Services of additional Perot Systems' associates will be charged on time and material basis using Perot Systems' standard commercial rates for such resources, minus a 25% discount.

  3. Subject to verification of our pricing assumptions during the due diligence period, CalPX will pay Perot Systems $1,240,000 per month for the services up to 65 Perot Systems associates and contractors who will provide program management, applications development, computer operations, applications testing services and desktop support and procurement services. This fee will be adjusted annually based on an IT Salary Index. This payment will cover an annual expenditure up to one million dollars by Perot Systems for procurement of desktop hardware, operating system licenses and

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Perot Systems Confidential     September 17, 1999                         Page 4
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California Power Exchange                                      Proposal Revision
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                  software licenses for CalPX, CalPX will own all hardware and software procured by Perot Systems for CalPX. This payment includes all travel costs to the Los Angeles area for these associates and contractors -- but does not include travel costs outside the Los Angeles area on CalPX business. Services of additional Perot Systems associates will be charged on a time and material basis using Perot System standard commercial rates for such resources, minus a 25% discount.

We will develop specific baseline staffing numbers for each area of program. management, applications development and maintenance, computer operations, applications testing and desktop support and procurement as a part of our contract negotiation.

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Perot Systems Confidential     September 17, 1999                         Page 5
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BENEFITS TO CALPX

Our proposed solution will enable CalPX to have predictable IT performance and costs and to have the flexibility to address CalPX business requirements in California and beyond. In addition, we believe that our solution will allow CalPX to meet its budgeted goals for IT services.

The following table presents the baseline cost of our solution along with CalPX's IT budget numbers for the proposed IT services.

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                                   YEAR 1          YEAR 2           YEAR 3          TOTAL
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
CalPX budget for proposed       $ 15,230,000    $ 15,230,000     $ 15,230,000     $ 45,690,000
services
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Baseline payments to Perot      $ 11,480,000    $ 14,580,000     $ 14,580,000     $ 40,940,000
Systems for proposed services
and timeline
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

We believe that there may be substantial additional savings that can be realized if we are selected to perform these services. These savings include:

         -        Savings due to possible restructuring of CalPX's MCI and IBM:
                  contracts;

         - Savings due to a potential earlier transfer of desktop support and procurement services to Perot Systems;

         - Savings due: to potentially moving the entire CalPX IT staff to Pasadena;

         - Savings due to potential elimination of backup disaster recovery site at Folsom; and

         - Savings due to consolidation of all IT services and elimination of "phantom IT organisms" throughout CalPX,

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Perot Systems Confidential     September 17, 1999                         Page 6